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                                                                    EXHIBIT 23.1
                                                                      (Form S-8)


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 26, 2001 relating to the financial statements and financial statement schedule, which appears in Actuant Corporation's Annual Report on Form 10-K for the year ended August 31, 2001.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
May 21, 2002